VIA EDGAR                                    March 21, 2025
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:    First Symetra Separate Account S ("Registrant") (File No. 811-07949)

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), First Symetra National Life Insurance Company of New York (“First Symetra”) on behalf of the Registrant, mailed to its contract owners the annual/semi-annual reports for the underlying management investment companies listed below (the “Fund Companies”). As required by Rule 30b2-1, this filing incorporates by reference the reports of the Fund Companies listed below. First Symetra understands that the Fund Companies have already filed these reports with the Securities and Exchange Commission.

Fund Company	1940 Act Registration No.
Federated Hermes Insurance Series	811-08042
Lincoln Variable Insurance Products Trust	811-08090
Pioneer Variable Contracts Trust /MA/	811-08786
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651

Some of the funds included in each Fund Company’s annual/semi-annual report filings may not be available under every contract offered by the Registrant.

If you have any questions regarding this filing, please contact me at (425) 256-8884.

Sincerely,

/s/ Rachel Dobrow Stone

Rachel Dobrow Stone
Senior Counsel